Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

This unaudited pro forma condensed consolidated financial information has been prepared to reflect Regency Energy Partners LP’s (“the Partnership”) disposition of Regency Intrastate Gas LP, previously disclosed on a Form 8-K dated March 18, 2009. During 2009, the Partnership adopted the following new accounting standards, all of which require retrospective application:
●	SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51”
●	EITF 07-4 "Application of the Two-Class Method under FASB Statement No. 128 to Master Limited Partnerships" and
●	FSP EITF 03-6-1 “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities”

The Partnership applied the guidance of Statement of Financial Accounting Standard No. 141 (R), “Business Combinations.”  The pro forma adjustments, which were prepared applying the rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X, have been applied to the unaudited combined financial statements presented in accordance with Rule 3-05 of Regulation S-X.

The income statement for the year ended December 31, 2008 reflects the pro forma adjustments as though the disposition occurred on January 1, 2008.  The balance sheet as of December 31, 2008, reflects the disposition as if it occurred on that date. The financial statements have been recast to conform to SFAS No. 160, EITF 07-4, and FSP EITF 03-6-1.

The historical financial information included in the column entitled “December 31, 2008” was derived from the Partnership’s audited financial statements included in its Form 10-K for the year ended December 31, 2008.

The historical financial information included in the columns entitled “Regency Intrastate Gas LP” was derived from unaudited financial statements for the year ended December 31, 2008.  Amounts shown as reductions in this column represent the disposition of Regency Intrastate Gas LP.

The unaudited pro forma combined financial information is based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only.  Actual results may differ from the estimates and assumptions used.  They are not necessarily indicative of the financial results that would have occurred if this disposition had taken place on the dates indicated, nor are they indicative of future consolidated results.

Regency Energy Partners LP
Unaudited Pro Forma Condensed Consolidated Balance Sheet
(in thousands except unit data)

	December 31, 2008	Regency Intrastate Gas LP	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current Assets:
Cash and cash equivalents	$599	$-	$80,608	a	$599
			(80,608)	b
Restricted cash	10,031	-	-		10,031
Trade accounts receivable, net of allowance of $941	40,875	(1,948)	-		38,927
Accrued revenues	96,712	(3,496)	-		93,216
Related party receivables	855	-	-		855
Assets from risk management activities	73,993	-	-		73,993
Other current assets	13,338	(3,062)	-		10,276
Total current assets	236,403	(8,506)	-		227,897

Property, plant and equipment
Gathering and transmission systems	652,267	(207,677)	-		444,590
Compression equipment	799,527	(31,749)	-		767,778
Gas plants and buildings	156,246	(263)	-		155,983
Other property, plant and equipment	167,256	(24,877)	-		142,379
Construction-in-progress	154,852	(56,465)	(80,608)	a	17,779
Total property, plant and equipment	1,930,148	(321,031)	(80,608)		1,528,509
Less accumulated depreciation	(226,594)	41,448	-		(185,146)
Property, plant and equipment, net	1,703,554	(279,583)	(80,608)		1,343,363

Other Assets:
Intangible assets, net of accumulated amortization of $21,554	205,646	(2,977)	-		202,669
Long-term assets from risk management activities	36,798	-	-		36,798
Goodwill	262,358	(34,244)	-		228,114
Investment in unconsolidated subsidiary	-	-	400,000	c	400,000
Other, net of accumulated amortization of debt issuance costs of $5,246	13,880	-	-		13,880
Total other assets	518,682	(37,221)	400,000		881,461

TOTAL ASSETS	$2,458,639	$(325,310)	$319,392		$2,452,721

LIABILITIES & PARTNERS' CAPITAL
Current Liabilities:
Trade accounts payable	$65,483	$(10,253)	$-		$55,230
Accrued cost of gas and liquids	76,599	-	-		76,599
Escrow payable	10,031	-	-		10,031
Liabilities from risk management activities	42,691	-	-		42,691
Other current liabilities	22,146	(2,293)	-		19,853
Total current liabilities	216,950	(12,546)	-		204,404

Long-term liabilities from risk management activities	560	-	-		560
Other long-term liabilities	15,487	-	-		15,487
Long-term debt	1,126,229	-	(80,608)	b	1,045,621

Commitments and contingencies

Partners' Capital and noncontrolling interest
Common units (55,519,903 units authorized; 54,796,701 units issued and outstanding at December 31, 2008)	764,161	(312,764)	400,000	c	851,397
Class D common units (7,276,506 units authorized, issued and outstanding at December 31, 2008)	226,759	-	-		226,759
Subordinated units (19,103,896 units authorized, issued and outstanding at December 31, 2008)	(1,391)	-	-		(1,391)
General partner interest	29,283	-	-		29,283
Accumulated other comprehensive income (loss)	67,440	-	-		67,440
Noncontrolling interest	13,161				13,161
Total partners' capital	1,099,413	(312,764)	400,000		1,186,649

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$2,458,639	$(325,310)	$319,392		$2,452,721

See accompanying notes to unaudited pro forma condensed consolidated financial information

Regency Energy Partners LP
Unaudited Pro Forma Condensed Consolidated Income Statement
(in thousands except unit data and per unit data)

	Year Ended December 31, 2008	Regency Intrastate Gas LP	Pro Forma Adjustments		Pro Forma Combined

REVENUES
Gas sales	$1,126,760	$(2,800)	$-		$1,123,960
NGL sales	409,476	-	-		409,476
Gathering, transportation and other fees, including related party amount of $3,763	286,507	(51,088)	-		235,419
Net realized and unrealized gain (loss) from risk management activities	(21,233)	-	-		(21,233)
Other	62,294	(401)	-		61,893
Total revenues	1,863,804	(54,289)	-		1,809,515

OPERATING COSTS AND EXPENSES
Cost of sales, including related party amount of $1,878	1,408,333	12,600	-		1,420,933
Operation and maintenance	131,629	(3,539)	-		128,090
General and administrative	51,323	(11)	(6,000)	d	45,312
Loss (gain) on asset sales, net	472	(44)	(134,713)	e	(134,285)
Management services termination fee	3,888	-	-		3,888
Transaction expenses	1,620	-	-		1,620
Depreciation and amortization	102,566	(14,099)	-		88,467
Total operating costs and expenses	1,699,831	(5,093)	(140,713)		1,554,025

OPERATING INCOME	163,973	(49,196)	140,713		255,490

Interest expense, net	(63,243)	-	4,587	f	(58,656)
Income from unconsolidated subsidiary	-	-	16,419	g	16,419
Other income and deductions, net	332	(11)	-		321
INCOME BEFORE INCOME TAXES	101,062	(49,207)	161,719		213,574
Income tax benefit	(266)	-	-		(266)
NET INCOME	101,328	(49,207)	161,719		213,840
Net income attributable to noncontrolling interest	312	-	-		312
NET INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	$101,016	$(49,207)	$161,719		$213,528

General partner's interest in current period net income (loss), including IDR	4,303				6,553
Allocation of net income to non-vested units	869				1,890
Beneficial conversion feature for Class D common units	7,199				7,199
Limited partners' interest in net income	$88,645				$197,886

Basic and Diluted earnings per unit:
Amount allocated to common and subordinated units	$88,645				$197,886
Weighted average number of common and subordinated units outstanding	66,190,626				66,190,626
Basic income per common and subordinated unit	$1.34				$2.99
Diluted income per common and subordinated unit	$1.28				$2.74
Distributions per unit	$1.71				$1.71

Amount allocated to Class D common units	$7,199				$7,199
Total number of Class D common units outstanding	7,276,506				7,276,506
Income per Class D common unit due to beneficial conversion feature	$0.99				$0.99
Distributions per unit	$-				$-

See accompanying notes to unaudited pro forma condensed consolidated financial information

Regency Energy Partners LP
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Pro Forma Adjustment Explanations
a.	Represents cash consideration received from the Partnership’s RIGS Haynesville Partnership Co. partners to reimburse the Partnership for costs spent to date on the Haynesville Expansion Project.

b.	Represents the cash received from the Partnership’s RIGS Haynesville Partnership Co. partners, used to repay amounts outstanding under the Partnership’s revolving credit facility.

c.	Represents estimated fair value of the Partnership’s 38 percent general partner interest in the RIGS Haynesville Partnership Co. at inception.

d.	Represents the Partnership’s annual fee for operating the RIGS Haynesville Partnership Co. under the Master Services Agreement.

e.
Represents the Partnership’s gain upon disposition of Regency Intrastate Gas LP as calculated in accordance with Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.”

f.	Represents the interest savings from the debt repayment mentioned in note (b) calculated using a 5.69 percent annual rate.

g.	Represents equity income from unconsolidated subsidiary calculated as 38 percent of Regency Intrastate Gas LP net income.